Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
On July 28, 2025, the Company's Board of Directors approved and declared a cash dividend on its issued and outstanding preference shares, payable on September 15, 2025 or the next business day thereafter to holders of record at the close of business on September 8, 2025 as follows:

Preference Share Series	Dividend Rate	Dividend Per Share
Series A	8.500%	$0.5312500
Series B	8.000%	$0.5000000
Series C	7.375%	$0.4609375
Series D	6.875%	$0.4296875
Series E	5.750%	$0.3593750
Series F	7.625%	$0.4765625
On July 4, 2025, the One Big Beautiful Bill Act was signed into law in the U.S., which contains a range of corporate tax reform provisions. Triton is currently evaluating these provisions; however, the Company currently expects that the legislation will not have a material impact on its financial statements.

On July 1, 2025, the Company completed the acquisition of Global Container International LLC (“GCI”), a Bermuda-domiciled container leasing company that operates a fleet of approximately 0.5 million TEU. The Company acquired the assets of GCI for a purchase price of approximately $1,070.0 million, including transaction costs. The transaction was accounted for as an asset acquisition for accounting purposes and the majority of the purchase price was allocated to the leasing equipment and finance lease receivables acquired.